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                                  FORM 8-K

                     SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.   20549

                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): July 15, 1997


                           St. Paul Bancorp, Inc.
           ------------------------------------------------------
           (Exact name of registrant as specified in its charter)



Delaware                        01-15580                           36-3504665
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(State or other                (Commission                       (IRS Employer
jurisdiction of                File Number)                      Identification
incorporation)                                                    No.)



6700 West North Avenue
Chicago, Illinois                                                      60707
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(Address of principal executive office)                             (Zip Code)


     Registrant's telephone number, including area code: (773) 622-5000
                                                         --------------

                               Not Applicable
        -------------------------------------------------------------
        (Former name or former address, if changed since last report)




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Item 5. Other Events
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        On July 15, 1997 St. Paul Bancorp, Inc. (the "Company") announced the extension for an additional six months of its current program to repurchase shares of its outstanding common stock. This program contemplates the repurchase of up to 1,687,500 shares of the Company's common stock, of which 1,146,375 shares had been purchased as of the date of the announcement.




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                                 SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            ST. PAUL BANCORP, INC.
                                            ----------------------
                                            (Registrant)


                                            /s/ Patrick J. Agnew
                                            ----------------------
                                            Patrick J. Agnew
                                            President




Attest:



/s/ Clifford M. Sladnick
-----------------------------
Clifford M. Sladnick
Senior Vice President, General Counsel
and Corporate Secretary



Date: July 15, 1997


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